UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

_________________

CD INTERNATIONAL ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-33694	13-3876100

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (954) 363-7333

 CHINA DIRECT INDUSTRIES, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Following the February 29, 2012 Special Meeting of shareholders of CD International Enterprises, Inc. (f/k/a China Direct Industries, Inc.) ("we”, "us” or “our”), we  completed the acquisition of all of the issued and outstanding capital stock of Golden Trust Magnesium Industry Co., Ltd., a Chinese company (“Golden Trust”) and Lingshi Xinghai Magnesium Industry Co., Ltd., a Chinese company (“Lingshi Magnesium”). The aggregate purchase price for Golden Trust and Lingshi Magnesium was $26,705,070 payable $6,493,046 in cash or by assignment of our intercompany loans in this amount, $15,515,939 by issuance of 16,401,627 shares of our common stock and $4,696,085 by way of assignment of our interest in our subsidiary, Excel Rise Technology Co., Ltd. Golden Trust owns and operates a pure magnesium ingot production facility located on approximately 502,000 square feet of land in Xiaoyi City, Shanxi Province, China capable of producing up to 20,000 metric tons of pure magnesium per year. Lingshi Magnesium owns and operates a pure magnesium ingot production facility located on approximately 902,000 square feet of land in Jin Zhong City, Shanxi Province, China capable of producing up to 12,000 metric tons of pure magnesium per year.

In addition, and in conjunction with the acquisition of Golden Trust and Lingshi Magnesium, we entered into a Management Agreement with Yuwei Huang and Kong Tung (the “Managers”) to manage the business operations of our subsidiaries Lingshi Magnesium, Baotou Changxin Magnesium Industry Co., Ltd., Taiyuan Changxin Magnesium Industry Co., Ltd., Shanxi Gu County Golden Magnesium Co. Ltd. and Golden Trust (collectively, the “Managed Companies”). The Managed Companies are engaged in the production and distribution of magnesium and magnesium by-products.

The Golden Trust Acquisition

We acquired Golden Trust by acquiring: (a) 100% of the equity interests of Marvelous Honor Holding, Inc. (“Marvelous Honor”), the holder of 72.5% of the equity in Golden Trust, from its shareholders (the “Marvelous Honor Holders”); and (b) 27.5% of the equity in Golden Trust held by Baotou Changxin Magnesium Co., Ltd. as trustee for Yuwei Huang and Xumin Cui (“Baotou Chang, as Trustee”). The Marvelous Honor Holders consist of Lianling Dong (the sister of Mr. Tung, a director of our company), Ping Liu and Jianzhong Ju, unrelated parties, Lifei Huang (the daughter of Mr. Huang, an executive vice president and director of the Company) and Xumin Cui, Ms. Huang’s husband. The Marvelous Honor Holders and Baotou Chang, as Trustee are collectively referred to herein as the “Golden Trust Holders”).

The consideration for the Golden Trust Holders to transfer the 100% interest in Golden Trust to us is an aggregate of $12,679,430 (the “Golden Trust Purchase Price”) payable $4,038,559 in cash or by assignment of our intercompany loans in this amount and $8,640,871 by issuance of 9,134,112 shares of our common stock.  The consideration for the Marvelous Honor Holders’ transfer to us of the Marvelous Honor Shares in accordance with the Marvelous Honor Transfer Agreement consists of our issuance to the Marvelous Honor Holders (exclusive of Mr. Ju) of 7,930,306 shares of our common stock (the “Marvelous Honor Acquisition Shares”) and the payment of $1,690,517 in cash or by assignment of our intercompany loans in this amount to Mr. Ju.   One-half of the Marvelous Honor Acquisition Shares are due and payable within 15 business days following the closing of the Marvelous Honor Transfer Agreement and the balance of these shares are due and payable within 15 business days following satisfaction of certain post closing conditions which include the delivery of technical information, financial statements and other information regarding Golden Trust and Marvelous Honor.

The consideration for the transfer to us of the Baotou Trust Shares by Baotou Chang, as Trustee’s in accordance with the Baotou Transfer Agreement consists of our issuance of 1,203,806 shares of our common stock and $2,348,043 in cash or by assignment of our intercompany loans in this amount to the beneficial owners of the Baotou Trust Shares, one-half of which is due and payable within 15 business days following the closing and the balance is due and payable within 15 business days following satisfaction of  certain post closing conditions which include the delivery of technical information, financial statements and other information regarding Golden Trust.

The Lingshi Magnesium Acquisition

In order to acquire 100% of the issued and outstanding capital stock of Lingshi Magnesium (the “Lingshi Shares”), our 80% owned subsidiary, Taiyuan Ruiming Yiwei Magnesium Co., Ltd. (“Ruiming Magnesium”) acquired the Lingshi Shares from Taiyuan Yiwei Magnesium Industry Co., Ltd. (“Yiwei Magnesium”).  Mr. Huang owns or controls Yiwei Magnesium. The consideration for Yiwei Magnesium’s transfer of the Lingshi Shares is an aggregate of $17,532,051 (the “Lingshi Purchase Price”) payable as follows:

·	Our payment to Yiwei Magnesium or its designees, within 15 business days following the closing, of $2,454,487 in cash or the proceeds from our intercompany loan receivables in such amount;

·
Our payment to the Yiwei Magnesium of $6,875,068 by issuing 7,267,514 shares of our common stock, one-half of which shall be due and payable within 15 business days following the closing and the balance of which shall be due and payable within 15 business days following satisfaction of certain post closing conditions which include the delivery of technical information, financial statements and other information regarding Lingshi Magnesium;

·
Our payment to the Yiwei Magnesium, within 15 business days following satisfaction of the conditions described in the transfer agreement (including delivery of technical information, financial statements and other information), of $4,696,085 by the assignment to Yiwei Magnesium of our ownership interest in Excel Rise; and

•	Pine Capital’s payment to Yiwei Magnesium of $3,506,410 in cash. Pine Capital owns the 20% interest in Ruiming Magnesium we do not own.

Additional Information

On January 25, 2012, we filed a proxy statement and relevant documents with the Securities and Exchange Commission concerning the acquisitions of Golden Trust and Lingshi Magnesium and the Management Agreement.  The foregoing description of the acquisition of these companies and the management agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the disclosure included in our January 25, 2012 proxy statement and the agreements included in such proxy statement as annexes and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On February 29, 2012, our shareholders approved an amendment to our articles of incorporation in order to change our corporate name from China Direct Industries, Inc. to CD International Enterprises, Inc.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Our Special Meeting of Shareholders (the “Special Meeting”) was held on February 29, 2012 at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441.

Proposal 1.	Approval for the issuance of the China Direct Shares pursuant to the Transfer Agreements and the Management Agreement.

For	Against	Abstain
14,476,477	589,762	51,195

Proposal 2.
Approval of an amendment to our articles of incorporation to change our name from China Direct Industries, Inc. to CD International Enterprises, Inc. or such other name as the Board of Directors may elect.

For	Against	Abstain
14,954,268	127,324	35,842

Item 7.01.            REGULATION FD DISCLOSURE.

On March 6, 2012, we issued a press release to announce the acquisition of Golden Trust and Lingshi Magnesium.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information furnished with this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The financial information that is required pursuant to this Item will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K is required to be filed.

(b)           Pro-forma Financial Information

The pro-forma financial information that is required pursuant to this Item will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K is required to be filed.

(d)           Exhibits

Exhibit No.		Description of Exhibit
3.6
Articles of Amendment to the Articles of Incorporation of China Direct Industries, Inc. (incorporated herein by reference to Appendix E filed as a part of the Company’s Definitive Proxy Statement filed with the Commission on January 25, 2012 (Commission File No. 001-33694)).

10.1
Equity Transfer Contract dated August 30, 2011 among CDI China, Inc., Marvelous Honor Holding Inc., Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui, Golden Trust Magnesium Industry Co. Ltd. and Kong Tung (Incorporated herein by reference to Exhibit 10.1 as part of the Company’s Form 8-K as filed with the Commission on September 6, 2011 (Commission File No. 001-33694)).

10.2
Equity Transfer Contract dated August 30, 2011 among CDI China, Inc.; Mr. Yuwei Huang, Mr. Xumin Cui; and Golden Trust Magnesium Industry Co. Ltd. (Incorporated herein by reference to Exhibit 10.2 as part of the Company’s Form 8-K as filed with the Commission on September 6, 2011 (Commission File No. 001-33694)).

10.3
Equity Transfer Contract dated August 30, 2011 among Taiyuan Ruiming Yiwei Magnesium Industry Co. Ltd., Taiyuan Yiwei Magnesium Industry Co., Ltd., Lingshi Xinghai Magnesium Industry Co. Ltd., China Direct Industries, Inc., Pine Capital Enterprises, Inc. and Yuwei Huang (Incorporated herein by reference to Exhibit 10.3 as part of the Company’s Form 8-K as filed with the Commission on September 6, 2011 (Commission File No. 001-33694)).

10.4	+
Management Agreement  dated August 30, 2011 among China Direct Industries, Inc., CDI China Inc., Yuwei Huang and Kong Tung (Incorporated herein by reference to Exhibit 10.4 as part of the Company’s Form 8-K as filed with the Commission on September 6, 2011 (Commission File No. 001-33694)).

10.5
Equity Transfer Contract Amendment dated January 12, 2012 among CDI China, Inc., Marvelous Honor Holding Inc., Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui, Golden Trust Magnesium Industry Co. Ltd. and Kong Tung (incorporated herein by reference to Exhibit 10.1 as part of the Company’s Current Report on Form 8-K filed with the Commission on January 13, 2011 (Commission File No. 000-26415)).

10.6
Equity Transfer Contract Amendment dated January 12, 2012 among CDI China, Inc.; Mr. Yuwei Huang, Mr. Xumin Cui; and Golden Trust Magnesium Industry Co. Ltd. (incorporated herein by reference to Exhibit 10.2 as part of the Company’s Current Report on Form 8-K filed with the Commission on January 13, 2011 (Commission File No. 000-26415)).

10.7
Equity Transfer Contract Amendment dated January 12, 2012 among Taiyuan Ruiming Yiwei Magnesium Industry Co. Ltd., Taiyuan Yiwei Magnesium Industry Co., Ltd., Lingshi Xinghai Magnesium Industry Co. Ltd., China Direct Industries, Inc., Pine Capital Enterprises, Inc. and Yuwei Huang. (incorporated herein by reference to Exhibit 10.3 as part of the Company’s Current Report on Form 8-K filed with the Commission on January 13, 2011 (Commission File No. 000-26415)).

99.1		Press release of CD International Enterprises, Inc. dated March 6, 2012 (furnished herewith).

    + Management contract or compensatory plan.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CD INTERNATIONAL ENTERPRISES, INC.

Date: March 6, 2012	By:	/s/ Lazarus Rothstein
Lazarus Rothstein,
Executive Vice President and General Counsel